Exhibit 10.8

PROCUREMENT CONTRACT

BETWEEN

For and on be
Xcent

Buyer:

Xcentz Limited

ADDRESS: 44/F, Office Tower, Convention Plaza 1 Harbour Road
Wanchai, Hong Kong

AND

Seller:

YONG XU DIGITAL CO., LIMITED

永旭数位有限公司

ADDRESS: 九龙广东道535号都会名轩G层06室

After friendly negotiation, the Buyer and Seller signed this sales contract on the purchase and sale of equipment (electronic computers, servers, etc.), the specific terms of which are as follows:

买、卖双方经友好协商，就买方购买、卖方出售（电子计算机*服务器等设备）事宜，签订此销售合同，具体条款如下：

1. Product name, specifications, unit, quantity, and price

1. 设备名称、规格型号、单位、数量和价格

Serial No 序号	Product Name 名称	Specifications 规格型号	Unit Price 单价 (USD$/SET)	Quantity 数量	Amount 金额 (USD$)
1	Electronic Computer *Server 电子计算机*服务器	New S19XP 134t	2988.2	40	119,528
2	Electronic Computer *Server 电子计算机*服务器	New S19XP 141t	3144.3	157	493,655.1

1) Total contract amount: USD $ 【613,183.10】.

合同总金额：美金【613,183.10】 元 （大写美金：【陆拾壹万叁仟壹佰捌拾叁美元壹角整】）。

2) The mode of delivery of the goods shall be Buyer's self-collection, the freight cost shall be borne by the Buyer.

2)货物运送方式为买方自提，运费由买方承担。

3)The place of delivery is Hong Kong or Shenzhen Free Trade Zone.

3) 交货地点为香港或深圳保税区。

4) The Buyer purchases the goods in batches according to the Clause 1 of this contract.

4) 买方分批向卖方采购货物。

5)The quantity of each purchase shall be subject to the actual requirement of the Buyer, including but not limited to the requirements notified by the Buyer through written notice, email or we-chat.

5) 每次采购的数量应以买方的实际要求为准，包括但不限于买方通过书面通知、电子邮件或者微信告知的要求。

2. The warranty details of197pcs: All the machines have one-year warranty provided by the Bitmain official, starting from the time when the machines departure from the factory of Bitmain.

2. 壹佰玖拾柒百台机器质保期：官方质保期一年，从机器离开比特大陆工厂开始计算。

3. Packaging: All new machines are equipped with new package (with form protection) for this batch.

3.包装: 所有全新机器配置全新包装（内有泡沫保护）。

4. Payment method and Lead Time

4. 付款方式和发货期

4.1 The transaction under this Contract is expected to be completed before September 15, 2023 and the specific date is subject to actual occurrence.

4.1 本合同项下的交易预估在 2023 年 9 月 15 日前完成，具体日期以实际发生为准。

4.2 The Seller shall deliver the corresponding goods to the Buyer after receiving the payment from the Buyer.

4.2 卖方在收到买方支付的货款后，向买方交付对应的货物。

4.3 Seller appoints the following bank account to receive the payment from the Buyer.

4.3 卖方指定以下银行账户接收买方付款：

Account Name：YONG XU DIGITAL CO., LIMITED

户口名称：永旭数位有限公司

Bank Name：The HongKong and Shanghai Banking Corporation Limited

银行名称：香港上海滙豐銀行有限公司

Bank Address: 1 Queen's Road Central, Hong Kong

收款银行地址：香港皇后大道中一號香港總行

Account Number: 149-080160-838

SWIFT code: HSBCHKHHHKH

5. Delivery of the equipment: After the equipment is delivered to the first carrier, the seller is deemed to

have completed the delivery of the equipment, the ownership of the equipment is transferred to the Buyer, and the risk of transportation, insurance and damage to and demolishment of all equipment is borne by the Buyer.

5.设备交付：在设备交付第一承运人后，即视为卖方完成设备交付，设备所有权转移至买方，所有设备的运输、保险及损坏、灭失的风险由买方全部承担。

6. The After-sale service policy is listed below, and once the goods are purchased, it is considered to agree to the following policy:

6. 本产品售后服务政策如下，一旦购买，即视为对本政策的认同：

6.1 Due to the predictability nature of the profit made out of the mining machine equipment, after the Buyer has confirmed the goods as listed in this Contract and has made the payment, it may not apply for return of the goods or refund;

6.1 鉴于矿机设备的收益产生可期待性，买方确定购买本合同项下设备并付款后，不得申请退货或退款；

7. Any dispute, whether contractual or not, arising out of or in connection with this contract (including any question regarding its existence, validity or termination) shall be referred to and finally resolved by arbitration in Hong Kong in accordance with the Arbitration Rules of the HongKong International Arbitration Centre (HKIAC) under the HIKAC Adminstered Arbitration Rules inforce when the Notice of Arbitration is submitted. The arbitration tribunal shall consist of one (1) arbitrator to be appointed in accordance with the HKIAC Rules. The language of the arbitration shall be Chinese.

7. 由本合同引起的或与本合同有关的任何争议或诉讼(包括有关本合同存在、效力或终止的任何问题)均应提交香港国际仲裁中心，并根据仲裁通知提交时生效的香港国际仲裁中心管理仲裁规则(“HKIAC 规则”)，在香港仲裁并进行最终解决。仲裁庭应由一(1)名仲裁员组成，由 HKIAC 规则指定。仲裁语言应为中文。

8. If there are any matters not covered by the contract, they shall be negotiated amicably and the results

of the negotiations and the dealings shall be recorded in the form of a Supplementary Agreement, which shall have the same legal effect as the Contract.

8.合同如有未尽事宜另行友好协商，协商和处理结果以《补充协议》形式作为合同内容，与合同具有同等法律效力。

9. This contract and its annexes shall be in two copies, one for each party, both having equal legal effect.

9. 本合同及合同附件一式贰份，双方各执壹份，均具有同等法律效力。

10. This Contract consists of an English version and a Chinese version. For any inconsistency between the two, the Chinese version shall prevail.

10.本合同由英文版本和中文版组成，二者不一致的，以中文版为准。

---以下无正文，为签署---------------------------------------

-----------------------------The space below is left blank except for execution -------------------------

Buyer 买方:

Xcentz Limited

Agreed and signed by the Buyer:

买方同意并签署：

For and on behalf of
Xcentz Limited

Authorized Signature(s)

Date 日期:

2023.8.9

Seller 卖方:

YONG XU DIGITAL CO., LIMITED

Agreed and signed by the Seller:

卖方同意并签署：

YONG XU DIGITAL CO., LIMITED 永旭數位有限公司

Date 日期:

Appendix A

附录 A

S19XP-134T

序号	SN 码	
1	YNAHEABBCJBAD03JE	P1
2	YNAHEABBCJBAD0387	
3	YNAHEABBCJBAD0388	
4	YNAHEABBCJBAD03KB	
5	YNAHEABBCJBAD03K7	
6	YNAHEABBCJBAD03A2	
7	YNAHEABBCJBAD03KC	
8	YNAHEABBCJBAD03AN	
9	YNAHEABBCJBAD03KL	
10	YNAHEABBCJBAD03KE	
11	YNAHEABBCJBAD03GB	
12	YNAHEABBCJBAD03CL	
13	YNAHEABBCJBAD03G8	
14	YNAHEABBCJBAD03DV	
15	YNAHEABBCJBAD03TE	
16	YNAHEABBCJBAD03E9	
17	YNAHEABBCJBAD03FW	
18	YNAHEABBCJBAD03DZ	
19	YNAHEABBCJFBJ0P31	P2
20	YNAHEABBCJFBJ0MZC	
21	YNAHEABBCJFBJ0P2R	
22	YNAHEABBCJFBJ0P32	
23	YNAHEABBCJFBJ0MV6	
24	YNAHEABBCJFBJ0MV5	
25	YNAHEABBCJFBJ0MZ7	
26	YNAHEABBCJFBJ0MVZ	
27	YNAHEABBCJFBJ0MVD	
28	YNAHEABBCJFBJ0N4P	
29	YNAHEABBCJFBJ0N4S	
30	YNAHEABBCJFBJ0N4X	
31	YNAHEABBCJFBJ0P2S	
32	YNAHEABBCJFBJ0N4T	
33	YNAHEABBCJFBJ0P9E	
34	YNAHEABBCJFBJ0MZB	
35	YNAHEABBCJFBJ0P1S	
36	YNAHEABBCJFBJ0P1W	
37	YNAHEABBCJBAD038H	

38	YNAHEABBCJBAD035F	
39	YNAHEABBCJBAD034C	
40	YNAHEABBCJBAD02HH	

S19XP 141T

序号	SN 码	
1	YNAHEAABCJGAD01BN	P3
2	YNAHEAABCJGAD00W2	
3	YNAHEAABCJGAD00EL	
4	YNAHEAABCJGAD01GV	
5	YNAHEAABCJGAD00ST	
6	YNAHEAABCJGAD01AF	
7	YNAHEAABCJGAD01FS	
8	YNAHEAABCJGAD01AS	
9	YNAHEAABCJGAD00L4	
10	YNAHEAABCJGAD010H	
11	YNAHEAABCJGAD00YD	
12	YNAHEAABCJGAD00YC	
13	YNAHEAABCJGAD01HJ	
14	YNAHEAABCJGAD01MS	
15	YNAHEAABCJGAD012W	
16	YNAHEAABCJGAD00TT	
17	YNAHEAABCJGAD00K3	
18	YNAHEAABCJGAD00PM	
19	YNAHEAABCJGAD00SV	P4
20	YNAHEAABCJGAD00SP	
21	YNAHEAABCJGAD0071	
22	YNAHEAABCJGAD00TH	
23	YNAHEAABCJGAD00SW	
24	YNAHEAABCJGAD01F8	
25	YNAHEAABCJGAD00TN	
26	YNAHEAABCJGAD00SR	
27	YNAHEAABCJGAD01GA	
28	YNAHEAABCJGAD00SS	
29	YNAHEAABCJGAD00TS	
30	YNAHEAABCJGAD00TR	
31	YNAHEAABCJGAD00SN	
32	YNAHEAABCJGAD00VX	
33	YNAHEAABCJGAD00TV	
34	YNAHEAABCJGAD00TP	
35	YNAHEAABCJGAD00TW	
36	YNAHEAABCJGAD00TM	
37	YNAHEAABCJGAD026X	P5

38	YNAHEAABCJGAD01P7	
39	YNAHEAABCJGAD01HN	
40	YNAHEAABCJGAD01N2	
41	YNAHEAABCJGAD001S	
42	YNAHEAABCJGAD01N3	
43	YNAHEAABCJGAD01MR	
44	YNAHEAABCJGAD01R0	
45	YNAHEAABCJGAD01NB	
46	YNAHEAABCJGAD01FY	
47	YNAHEAABCJGAD01H1	
48	YNAHEAABCJGAD027C	
49	YNAHEAABCJGAD01NR	
50	YNAHEAABCJGAD01P9	
51	YNAHEAABCJGAD01FZ	
52	YNAHEAABCJGAD01P5	
53	YNAHEAABCJGAD01G1	
54	YNAHEAABCJGAD01FX	
55	YNAHEAABCJGAD02FX	P6
56	YNAHEAABCJGAD02EV	
57	YNAHEAABCJGAD02EP	
58	YNAHEAABCJGAD02P1	
59	YNAHEAABCJGAD02PF	
60	YNAHEAABCJGAD02H2	
61	YNAHEAABCJGAD01YV	
62	YNAHEAABCJGAD0209	
63	YNAHEAABCJGAD01WH	
64	YNAHEAABCJGAD02H7	
65	YNAHEAABCJGAD015S	
66	YNAHEAABCJGAD020C	
67	YNAHEAABCJGAD02P0	
68	YNAHEAABCJGAD02F4	
69	YNAHEAABCJGAD02FY	
70	YNAHEAABCJGAD02WH	
71	YNAHEAABCJGAD02XG	
72	YNAHEAABCJGAD02W1	
73	YNAHEAABCJGAD01B9	P7
74	YNAHEAABCJGAD01BA	
75	YNAHEAABCJGAD00K4	
76	YNAHEAABCJGAD00VY	
77	YNAHEAABCJGAD00L8	
78	YNAHEAABCJGAD01B7	
79	YNAHEAABCJGAD01G8	
80	YNAHEAABCJGAD01G4	

81	YNAHEAABCJGAD01B8	
82	YNAHEAABCJGAD01H3	
83	YNAHEAABCJGAD01GZ	
84	YNAHEAABCJGAD006Z	
85	YNAHEAABCJGAD008K	
86	YNAHEAABCJGAD01FP	
87	YNAHEAABCJGAD01G9	
88	YNAHEAABCJGAD01FN	
89	YNAHEAABCJGAD0070	
90	YNAHEAABCJGAD01FA	
91	YNAHEAABCJGAD01A7	P8
92	YNAHEAABCJGAD01A8	
93	YNAHEAABCJGAD01KA	
94	YNAHEAABCJGAD01M4	
95	YNAHEAABCJGAD01F7	
96	YNAHEAABCJGAD01A4	
97	YNAHEAABCJGAD02D8	
98	YNAHEAABCJGAD0075	
99	YNAHEAABCJGAD01A6	
100	YNAHEAABCJGAD02DN	
101	YNAHEAABCJGAD02CD	
102	YNAHEAABCJGAD02DA	
103	YNAHEAABCJGAD02CB	
104	YNAHEAABCJGAD02D4	
105	YNAHEAABCJGAD02E0	
106	YNAHEAABCJGAD02DM	
107	YNAHEAABCJGAD02HA	
108	YNAHEAABCJGAD02E3	
109	YNAHEAABCJGAD01NH	P9
110	YNAHEAABCJGAD01NF	
111	YNAHEAABCJGAD01NE	
112	YNAHEAABCJGAD02HC	
113	YNAHEAABCJGAD02HL	
114	YNAHEAABCJGAD02DH	
115	YNAHEAABCJGAD025V	
116	YNAHEAABCJGAD02CY	
117	YNAHEAABCJGAD02D1	
118	YNAHEAABCJGAD02CZ	
119	YNAHEAABCJGAD02CL	
120	YNAHEAABCJGAD02BY	
121	YNAHEAABCJGAD02D5	
122	YNAHEAABCJGAD025T	
123	YNAHEAABCJGAD02CX	

124	YNAHEAABCJGAD026W	
125	YNAHEAABCJGAD024V	
126	YNAHEAABCJGAD025X	
127	YNAHEAABCJGAD02GS	
128	YNAHEAABCJGAD02D0	
129	YNAHEAABCJGAD02FP	
130	YNAHEAABCJGAD02GW	
131	YNAHEAABCJGAD01YT	
132	YNAHEAABCJGAD02FW	
133	YNAHEAABCJGAD02FV	
134	YNAHEAABCJGAD02H9	
135	YNAHEAABCJGAD02EN	P10
136	YNAHEAABCJGAD02NX	
137	YNAHEAABCJGAD02EJ	
138	YNAHEAABCJGAD02FR	
139	YNAHEAABCJGAD02GL	
140	YNAHEAABCJGAD02GY	
141	YNAHEAABCJGAD02FT	
142	YNAHEAABCJGAD02G8	
143	YNAHEAABCJGAD02H8	
144	YNAHEAABCJGAD02NR	
145	YNAHEAABCJGAD01F9	
146	YNAHEAABCJGAD01H8	
147	YNAHEAABCJGAD01G6	
148	YNAHEAABCJGAD01FB	
149	YNAHEAABCJGAD01H2	P11
150	YNAHEAABCJGAD01HS	
151	YNAHEAABCJGAD01MW	
152	YNAHEAABCJGAD01GW	
153	YNAHEAABCJGAD00MC	
154	YNAHEAABCJGAD00LC	
155	YNAHEAABCJGAD01FH	
156	YNAHEAABCJGAD01FR	
157	YNAHEAABCJGAD00MB	